Exhibit 99.1

The following unaudited pro forma consolidated financial information is presented to illustrate the effect of ModusLink Global Solution, Inc.’s (the “Company”) January 11, 2013 sale of substantially all of the assets of Tech for Less LLC (“TFL”) on its financial position and operating results. The unaudited pro forma consolidated balance sheet as of October 31, 2012 is based on the historical consolidated financial statements of the Company as of October 31, 2012 after giving effect to the transaction as if it had occurred on October 31, 2012. The unaudited pro forma consolidated statements of operations for the three months ended October 31, 2012 and 2011 and the fiscal years ended July 31, 2012, 2011 and 2010, are based on the historical consolidated financial statements of the Company for such periods after giving effect to the transaction as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes contained in the Company’s 2012 Annual Report on Form 10-K, filed on January 11, 2013, and Quarterly Report on Form 10-Q for the quarter ended October 31, 2012 filed on January 11, 2013.

The preparation of the unaudited pro forma consolidated financial information is based on consolidated financial statements prepared in accordance with accounting principles generally accepted in the United Stated of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it indicative of the Company’s future operating results or financial position. The pro-forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

MODUSLINK GLOBAL SOLUTIONS, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Balance Sheet (Unaudited)

As of October 31, 2012

(In thousands)

	October 31, 2012 As Reported	TFL Pro-Forma Adjustments		Pro-Forma
ASSETS
Current assets:
Cash and cash equivalents	$58,355	$1,550	(1)	$59,905
Available-for-sale securities	130	—		130
Accounts receivable, trade, net	164,707	—		164,707
Inventories, net	89,793	(974	) (2)	88,819
Prepaid and other current assets	10,323	(64	) (2)	10,259

Total current assets	323,308	512		323,820

Property and equipment, net	39,951	(41	) (3)	39,910
Investments in affiliates	11,080	—		11,080
Goodwill	3,058	—		3,058
Intangible assets, net	2,612	—		2,612
Other assets	6,686	—		6,686

	$386,695	$471		$387,166

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Current installments of obligations under capital leases	$93	$—		$93
Accounts payable	141,630	—		141,630
Current portion of accrued restructuring	1,751	—		1,751
Accrued income taxes	335	—		335
Accrued expenses	46,074	224	(4)	46,298
Other current liabilities	26,542	—		26,542
Current liabilities of discontinued operations	1,393	—		1,393

Total current liabilities	217,818	224		218,042

Long-term portion of accrued restructuring	—	—		—
Obligations under capital leases, less current installments	72	—		72
Other long-term liabilities	10,627	—		10,627
Non-current liabilities of discontinued operations	101	—		101

Total liabilities	228,618	224		228,842

Stockholder’s equity:
Common stock	438	—		438
Additional paid-in capital	7,390,375	—		7,390,375
Accumulated deficit	(7,247,435)	247	(5)	(7,247,188)
Accumulated other comprehensive income	14,699	—		14,699

Total stockholder’s equity	158,077	247		158,324

Total liabilities and stockholder’s equity	$386,695	$471		$387,166

(1)	To adjust cash for the estimated receipt of net proceeds from the sale of TFL.
(2)	To eliminate direct assets included in the sale of TFL.
(3)	To eliminate assets sold and the write-off of leashold improvements associated with TFL not included in the sale of the business.
(4)	To recognize severance and other costs associated with the disposition.
(5)	Includes approximately $0.2M on gain from sale of TFL

MODUSLINK GLOBAL SOLUTIONS, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Statement Of Operations (Unaudited)

For the three month period ended October 31, 2012

(In thousands, except per share data)

	October 31, 2012 As Reported	TFL Pro-Forma Adjustments (1)	Pro-Forma
Net revenue	$200,656	$(3,605)	$197,051
Cost of revenue	181,973	(3,546)	178,427

Gross profit	18,683	(59)	18,624

Operating expenses:
Selling, general and administrative	25,024	(883)	24,141
Amortization of intangible assets	285	—	285
Impairment of goodwill & intangible assets	—	—	—
Restructuring, net	1,479	(9)	1,470

Total operating expenses	26,788	(892)	25,896

Operating income (loss)	(8,105)	833	(7,272)

Other income (expense):
Interest income	78	—	78
Interest expense	(99)	—	(99)
Other gains (losses)	(1,319)	(2)	(1,321)
Equity in losses of affiliates and impairments	(310)	—	(310)

Total other income (expense)	(1,650)	(2)	(1,652)

Income (loss) from continuing operations before taxes	(9,755)	831	(8,924)
Income tax expense (benefit)	909	—	909

Income (loss) from continuing operations	(10,664)	831	(9,833)
Income (loss) from discontinued operations, net of tax	4	—	4

Net Income (loss)	$(10,660)	$831	$(9,829)

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.24)		$(0.23)
Income (loss) from discontinued operations	$—		$—

Net income (loss)	$(0.24)		$(0.23)

Shares used in computing basic earnings per share	43,589		43,589

Shares used in computing diluted earnings per share	43,589		43,589

(1)	To eliminate the revenues and direct operating expenses for TFL.

MODUSLINK GLOBAL SOLUTIONS, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Statement Of Operations (Unaudited)

For the three month period ended October 31, 2011

(In thousands, except per share data)

	October 31, 2011 As Reported	TFL Pro-Forma Adjustments (1)	Pro-Forma
Net revenue	$205,908	$(8,079)	$197,829
Cost of revenue	180,437	(8,379)	172,058

Gross profit	25,471	300	25,171

Operating expenses:
Selling, general and administrative	22,198	(1,048)	21,150
Amortization of intangible assets	332	(47)	285
Impairment of goodwill & intangible assets	—	—	—
Restructuring, net	755	—	755

Total operating expenses	23,285	(1,095)	22,190

Operating income (loss)	2,186	1,395	3,581

Other income (expense):
Interest income	122	—	122
Interest expense	(90)	—	(90)
Other gains (losses)	1,225	2	1,227
Equity in losses of affiliates and impairments	(427)	—	(427)

Total other income (expense)	830	2	830

Income (loss) from continuing operations before taxes	3,016	1,397	4,413
Income tax expense (benefit)	1,871	—	1,871

Income (loss) from continuing operations	1,145	1,397	2,542
Income (loss) from discontinued operations, net of tax	—	—	—

Net Income (loss)	$1,145	$1,397	$2,542

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.03		$0.06
Income (loss) from discontinued operations	$—		$—

Net income (loss)	$0.03		$0.06

Shares used in computing basic earnings per share	43,315		43,315

Shares used in computing diluted earnings per share	43,318		43,318

(1)	To eliminate the revenues and direct operating expenses for TFL.

MODUSLINK GLOBAL SOLUTIONS, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Statement Of Operations (Unaudited)

For the twelve month period ended July 31, 2012

(In thousands, except per share data)

	July 31, 2012 As Reported	TFL Pro-Forma Adjustments (1)	Pro-Forma
Net revenue	$739,891	$(25,944)	$713,947
Cost of revenue	675,579	(30,191)	645,388

Gross profit	64,312	4,247	68,559

Operating expenses:
Selling, general and administrative	99,409	(4,672)	94,737
Amortization of intangible assets	1,279	(140)	1,139
Impairment of goodwill & intangible assets	2,062	(934)	1,128
Restructuring, net	7,455	(1,039)	6,416

Total operating expenses	110,205	(6,785)	103,420

Operating income (loss)	(45,893)	11,032	(34,861)

Other income (expense):
Interest income	380	—	380
Interest expense	(373)	—	(373)
Other gains (losses)	14,431	(41)	14,390
Equity in losses of affiliates and impairments	(4,109)	—	(4,109)

Total other income (expense)	10,329	(41)	10,288

Income (loss) from continuing operations before taxes	(35,564)	10,991	(24,573)
Income tax expense (benefit)	3,035	—	3,035

Income (loss) from continuing operations	(38,599)	10,991	(27,608)
Income (loss) from discontinued operations, net of tax	491	—	491

Net Income (loss)	$(38,108)	$10,991	$(27,117)

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.88)		$(0.63)
Income (loss) from discontinued operations	$0.01		$0.01

Net income (loss)	$(0.87)		$(0.62)

Shares used in computing basic earnings per share	43,565		43,565

Shares used in computing diluted earnings per share	43,565		43,565

(1)	To eliminate the revenues and direct operating expenses for TFL.

MODUSLINK GLOBAL SOLUTIONS, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Statement Of Operations (Unaudited)

For the twelve month period ended July 31, 2011

(In thousands, except per share data)

	July 31, 2011 As Reported	TFL Pro-Forma Adjustments (1)	Pro-Forma
Net revenue	$873,748	$(29,471)	$844,277
Cost of revenue	792,809	(29,148)	763,661

Gross profit	80,939	(323)	80,616

Operating expenses:
Selling, general and administrative	85,187	(4,477)	80,710
Amortization of intangible assets	5,457	—	5,457
Impairment of goodwill & intangible assets	27,166	(11,984)	15,182
Restructuring, net	795	—	795

Total operating expenses	118,605	(16,461)	102,144

Operating income (loss)	(37,666)	16,138	(21,528)

Other income (expense):
Interest income	238	—	238
Interest expense	(462)	—	(462)
Other gains (losses)	8,882	10	8,892
Equity in losses of affiliates and impairments	(4,308)	—	(4,308)

Total other income (expense)	4,350	10	4,360

Income (loss) from continuing operations before taxes	(33,316)	16,148	(17,168)
Income tax expense (benefit)	819	—	819

Income (loss) from continuing operations	(34,135)	16,148	(17,987)
Income (loss) from discontinued operations, net of tax	(330)	—	(330)

Net Income (loss)	$(34,465)	$16,148	$(18,317)

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.79)		$(0.42)
Income (loss) from discontinued operations	$(0.01)		$—

Net income (loss)	$(0.80)		$(0.42)

Shares used in computing basic earnings per share	43,294		43,294

Shares used in computing diluted earnings per share	43,294		43,294

(1)	To eliminate the revenues and direct operating expenses for TFL.

MODUSLINK GLOBAL SOLUTIONS, INC. AND SUBSIDIARIES

Pro-Forma Consolidated Statement Of Operations (Unaudited)

For the twelve month period ended July 31, 2010

(In thousands, except per share data)

	July 31, 2010 As Reported	TFL Pro-Forma Adjustments (1)	Pro-Forma
Net revenue	$918,445	$(23,712)	$894,733
Cost of revenue	807,416	(20,437)	786,979

Gross profit	111,029	(3,275)	107,754

Operating expenses:
Selling, general and administrative	92,855	(4,501)	88,354
Amortization of intangible assets	6,308	(11,018)	(4,710)
Impairment of goodwill & intangible assets	25,800	—	25,800
Restructuring, net	(965)	—	(965)

Total operating expenses	123,998	(15,519)	108,479

Operating income (loss)	(12,969)	12,244	(725)

Other income (expense):
Interest income	298	—	298
Interest expense	(573)	—	(573)
Other gains (losses)	(988)	—	(988)
Equity in losses of affiliates and impairments	(2,129)	—	(2,129)

Total other income (expense)	(3,392)	—	(3,392)

Income (loss) from continuing operations before taxes	(16,361)	12,244	(4,117)
Income tax expense (benefit)	5,162	—	5,162

Income (loss) from continuing operations	(21,523)	12,244	(9,279)
Income (loss) from discontinued operations, net of tax	(2,318)	—	(2,318)

Net Income (loss)	$(23,841)	$12,244	$(11,597)

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.49)		$(0.21)
Income (loss) from discontinued operations	$(0.05)		$(0.05)

Net income (loss)	$(0.54)		$(0.26)

Shares used in computing basic earnings per share	44,104		44,104

Shares used in computing diluted earnings per share	44,104		44,104

(1)	To eliminate the revenues and direct operating expenses for TFL.